THE LAZARD FUNDS, INC.

Lazard Global Listed Infrastructure Portfolio

Supplement to Current Prospectus

The following supplements "Summary Section – Management – Portfolio Managers/Analysts" in the Prospectus:

Bertrand Cliquet, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams, has been with the Portfolio since September 2017.

The following replaces any contrary information in "Fund Management – Portfolio Management" in the Prospectus:

Global Listed Infrastructure Portfolio – Bertrand Cliquet (since September 2017), Matthew Landy (since March 2016) and John Mulquiney and Warryn Robertson (each since December 2009)

The following supplements "Fund Management – Biographical Information of Principal Portfolio Managers" in the Prospectus:

Bertrand Cliquet is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure and Global Equity Franchise teams. Prior to joining the Investment Manager in 2004, Mr. Cliquet was a utility analyst at Goldman Sachs International in London, and a merger and acquisition analyst at Deutsche Bank. He has been working in the investment field since 1999.

Dated: October 2, 2017